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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                     -------------------------------------

                                   FORM 8-K

                                Current Report

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                                 June 27, 2001
                                 -------------
                                Date of Report


                           BAXTER INTERNATIONAL INC.
                           -------------------------
            (Exact name of registrant as specified in its charter)

                                   Delaware
                                   --------
                (State or other jurisdiction of incorporation)


         1-4448                                        36-0781620
------------------------                    ---------------------------------
(Commission file number)                    (IRS Employer Identification No.)


One Baxter Parkway, Deerfield, Illinois                   60015
---------------------------------------                  ------
(Address of principal executive offices)               (Zip Code)


      Registrant's telephone number, including area code:  (847) 948-2000



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Item 5.  Other Events.

Pursuant to Rule 416(b) under the Securities Act of 1933, as amended, the number of shares of Common Stock of Baxter International Inc. ("Baxter") registered by Baxter's Registration Statements on Forms S-3 (File No. 333-54014 and File No. 333-94889) are deemed to cover additional shares of Common Stock issued or issuable to the selling stockholders thereunder as a result of Baxter's 2-for-1 stock split. The distribution date for the stock split was May 30, 2001.



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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    BAXTER INTERNATIONAL INC.
                                    ------------------------
                                           (Registrant)



                                       By: /s/ Jan Stern Reed
                                           -------------------
                                       Jan Stern Reed
                                       Corporate Secretary



Date:  June 27, 2001



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